Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and interim principal financial officer of Xerium Technologies, Inc. (the “Company”), does hereby certify that, to his knowledge:

1) the Company’s Form 10-Q for the period ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Form 10-Q for the period ended March 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen R. Light
Stephen R. Light
President, Chief Executive Officer and Chairman
(Principal Executive Officer, Interim Principal Financial Officer)

Dated: May 7, 2009